                                                                   EXHIBIT 99.1

            [This proxy card will be printed on white card stock.]

                                                                          PROXY
                            HEWLETT-PACKARD COMPANY

[HP INVENT LOGO]


                Special Meeting of Shareowners--March 19, 2002


         This Proxy is Solicited on Behalf of the Board of Directors.


The undersigned hereby appoints Carleton S. Fiorina and Ann O. Baskins, and each of them, as proxies for the undersigned, with full power of substitution, to act and to vote all shares of Common Stock of Hewlett-Packard Company held of record by the undersigned at the close of business on January 28, 2002, at the special meeting of shareowners to be held at 8:00 a.m., local time, on Tuesday, March 19, 2002, or any adjournment or postponement thereof.


   IMPORTANT--This proxy card must be signed and dated on the reverse side.

                [CONTROL NUMBER]
                                                               [HP INVENT LOGO]




                            HEWLETT-PACKARD COMPANY
   PLEASE MARK VOTE IN BOX IN THE FOLLOWING MANNER USING DARK INK ONLY. [X]


THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSAL.

   Proposal to approve the issuance of shares of Hewlett-Packard Company common stock in     For Against Abstain
   connection with a merger of Heloise Merger Corporation with and into Compaq Computer      [_]   [_]     [_]
   Corporation contemplated by the Agreement and Plan of Reorganization among HP, Heloise
   Merger Corporation and Compaq.

                                                 WHEN PROPERLY EXECUTED, THIS
                                                 PROXY WILL BE VOTED IN THE
                                                 MANNER DIRECTED HEREIN BY THE
                                                 UNDERSIGNED SHAREOWNER. IF NO
                                                 DIRECTION IS MADE, THIS PROXY
                                                 WILL BE VOTED FOR THE
                                                 ABOVE-DESCRIBED PROPOSAL AND
                                                 IN THE DISCRETION OF THE PROXY
                                                 HOLDERS UPON SUCH OTHER
                                                 BUSINESS AS MAY PROPERLY COME
                                                 BEFORE THE SPECIAL MEETING OR
                                                 ANY ADJOURNMENT OR
                                                 POSTPONEMENT THEREOF.

___________________________ _________________________ Dated: ______, 2002
Signature                   Signature
Title: __________________   Title: ________________

  Please sign exactly as your name or names appear above. For joint accounts, each owner should sign. When signing as executor, administrator, attorney, trustee or guardian, etc., please print your full title.


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                            DETACH PROXY CARD HERE

                             THANK YOU FOR VOTING!